EXHIBIT 10.11



                         SELLING STOCKHOLDERS AGREEMENT

         THIS SELLING STOCKHOLDERS AGREEMENT is made this 28th day of June, 2004 (the "Agreement") by and between each of the Selling Stockholders as identified on Schedule A attached hereto (hereinafter referred to as the "Selling Stockholders") and BOULDER ACQUISITIONS, INC., a Nevada corporation (the "Company").

                                   WITNESSETH:

         WHEREAS, the Selling Stockholders are stockholders of the Company, each of which acquired their shares in validly authorized transactions, and each Selling Stockholder is the beneficial owner of such Securities as identified next to his name on Schedule A attached hereto; and

         WHEREAS, the Company intends to file a registration statement on Form SB-2 with the Securities and Exchange Commission (the "Commission") as soon as practicable and the Selling Stockholders have advised the Company that all of the Securities are to be included in such registration statement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the meaning set forth below:

                  (a) "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  (b) "Common Stock" shall mean the Company's Common Stock, par value $0.001 per share.

                  (c) "Company" shall mean Boulder Acquisitions, Inc., a Nevada corporation.

                  (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission hereunder, all as the same shall be in effect at the time.

                  (e) "Indemnifying Party" shall have the meaning as set forth in Section 5 of the Agreement.

                  (f) "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an estate, an unincorporated organization, a government and any agency or political subdivision thereof.


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                  (g)  "Registration  Expenses" shall mean all expenses incurred in effecting the registration, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, underwriting expenses (other than commissions or discounts), expenses of any Company audits incident to or required by any such registration and Company expenses of complying with the securities or blue sky laws of any jurisdictions (but excluding fees and disbursements of counsel and other agents for the selling holders of Registrable Securities).

                  (h) "Registrable Securities" means those Securities identified on Schedule A hereto to be included in the registration statement. Registrable Securities shall not include securities which can be freely sold to the public in the United States without registration under the Securities Act. To the extent any securities may be sold pursuant to the provisions of Rule 144(k) under the Securities Act, such securities shall be deemed capable of being "freely sold to the public" within the meaning of this subsection.

                  (i) "Securities Act" shall mean the Securities Act of 1933, as amended.

         2. Registration.

                  (a) Effective Registration. The Company hereby agrees to file as soon as reasonably practicable, a registration statement on Form SB-2 with respect to all of the Registrable Securities (the "Registration"). The Company agrees to use its commercially reasonable efforts to have the Registration declared effective as soon as reasonably practicable after such filing and to keep the Registration continuously effective (i) for a period of two years following the date on which the Registration is declared effective by the Commission or (ii) until all Registrable Securities included in the Registration have been sold by the Selling Stockholders pursuant to the Registration or (iii) until such Registrable Securities can be publicly offered and sold without registration under Rule 144(k) or otherwise, whichever is earlier.

                  (b)  Plan  of   Distribution.   Upon   effectiveness   of  the
Registration, the Registrable Securities may be offered by the Selling Stockholders from time to time in open market transactions (which may include block transactions), or in private transactions at prices relating to prevailing market prices or at negotiated prices. The Selling Stockholders may effect such transactions by selling Registrable Securities to or through broker-dealers, and such broker-dealers may receive compensation in the form of discounts, concessions or commissions from the Selling Stockholders and/or the purchasers of Registrable Securities for whom such broker-dealers may act as agent or to whom they sell as principal or both (which compensation as to a particular broker-dealer might be in excess of customary commissions). The Selling Stockholders and any broker-dealer acting in connection with the sale of the Registrable Securities offered under the Registration may be deemed to be "underwriters" within the meaning of the Securities Act, in which event any discounts, concessions or commissions received by them, which are not expected to exceed those customary in the types of transactions involved, or any profit on resales of the Registrable Securities by them, may be deemed to be underwriting commissions or discounts under the Securities Act.

         3. Registration Procedures.




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                  (a) The Company will use its commercially  reasonable  efforts to cause the Registration to become effective as quickly as practicable, and, in connection therewith, the Company will as expeditiously as possible:

                           (i) notify the Selling  Stockholders at any time when
a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any fact required to be stated therein and file promptly an appropriate supplement or amendment to such prospectus correcting any material misstatement or omission;

                           (ii)   prepare  and  file  with  the   Commission   a
registration statement with respect to such Registrable Securities and prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the Registration effective for two years to complete the proposed distribution; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such registration statement or supplement to the prospectus;

                           (iii) advise the Selling  Stockholders  promptly and,
if requested by any Selling Stockholder, confirm such advice in writing, (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the registration statement or amendments or supplements to the prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the registration statement or the prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the registration statement or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall use its reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                           (iv)  furnish  to  the  Selling  Stockholders  before
filing with the Commission, copies of the registration statement or any prospectus included therein or any amendments or supplements to any such registration statement or prospectus (including all documents incorporated by reference after the initial filing of such registration statement) and consult with the Selling Stockholders prior to the filing of such registration statement or prospectus;


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

                           (v)  if   requested   by  any  Selling   Stockholder,
incorporate in the registration statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Selling Stockholder may reasonably request to have included therein, with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                           (vi)  furnish  to each  Selling  Stockholder  without
charge at least one copy of the registration statement as first filed with the Commission and of each amendment thereto, including all documents and all exhibits incorporated therein by reference.

                           (vii)  deliver to each  Selling  Stockholder  without
charge as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as the Selling Stockholder reasonably may request. The Company hereby consents to the use of the prospectus and any amendment or supplement thereto by the Selling Stockholders, in connection with the offering and the sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

                           (viii)    register   or   qualify   the   Registrable
Securities, prior to any public offering of Registrable Securities, under the securities or blue sky laws of such jurisdictions as each Selling Stockholder may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the registration statement, in any jurisdiction where it is not now so subject;

                           (ix)  cooperate  with  the  Selling  Stockholders  to
facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the Selling Stockholders or any underwriter may reasonably request prior to any sale of Registrable Securities;

                           (x) cause the Registrable  Securities covered by such
registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Stockholders to consummate the disposition of the Registrable Securities;

                           (xi) enter into such customary agreements  (including
an underwriting agreement in customary form) in order to expedite or facilitate the disposition of such Registrable Securities by the Selling Stockholders;



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

                           (xii) make  available  for  inspection by the Selling
Stockholders, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Selling Stockholders or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, further, each Selling Stockholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential; and

                           (xiii) use its  reasonable  efforts to take all other
steps necessary to effect the registration of the Registrable Securities contemplated hereby.

                  (b) Each Selling Stockholder agrees to furnish to the Company such information regarding the Selling Stockholder and the distribution of such Registrable Securities as requested by the Company and such other information as the Company may from time to time reasonably request, and each Selling Stockholder shall promptly advise the Company in writing of any material changes in the information so supplied by the Selling Stockholder.

                  (c) Each Selling Stockholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(a)(i) hereof, the Selling Stockholder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Selling Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(a)(i) hereof and, if so directed by the Company, the Selling Stockholder will deliver to the Company all copies, other than permanent file copies then in the Selling Stockholder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3(a)(i) hereof to and including the date when the Selling Stockholder shall have been sent the copies of the supplemented or amended prospectus contemplated by Section 3(a)(i) hereof.

                  (d) The Selling Stockholders agree that they will comply with the applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder in connection with the disposition of the Registrable Securities covered by the registration statement, including, as applicable, the timely filing of reports with the Commission as required under Sections 13 and 16 of the Exchange Act (Schedule 13D, Form 3, Form 4, etc.).



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         4. Expenses.  All expenses incident to the Company's performance of, or compliance with, this Agreement  (except for the fees and expenses of counsel to
the  Selling   Stockholders   and  special  experts   retained  by  the  Selling
Stockholders in connection with the registration of the Registrable Securities and underwriting discounts and commissions and brokerage fees attributable to
the  sale  of  Registrable  Securities)  including,   without  limitation,   all
registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of registrations or exemptions of the Registrable Securities); the fees and expenses associated with any filing with the National Association of Securities Dealers, Inc.; messenger and
delivery   expenses   (other  than  expenses  of  deliveries  from  the  Selling
Stockholders to the Company); fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance); and the fees and expenses of any special experts retained by the Company in connection with such registration (all such expenses being herein called "Registration Expenses"), shall be borne by the Company.

         5. Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless the Selling Stockholders from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (or any amendment or supplement thereto), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of; or are based upon, any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Selling Stockholders furnished in writing to the Company by each Selling Stockholder expressly for use in connection therewith.

                  (b) If any action, suit or proceeding shall be brought against a Selling Stockholder in respect of which indemnity may be sought against the Company, the Selling Stockholder shall promptly notify the parties against whom indemnification is being sought (collectively the "Indemnifying Parties" and each an "Indemnifying Party"), and such Indemnifying Parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses; provided, however, that failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability unless and to the extent it is prejudiced as a result of such failure. The Selling Stockholder shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof; but the fees and expenses of such counsel shall be at the expense of the Selling Stockholder unless (i) the Indemnifying Parties have agreed in writing to pay such fees and expenses,
(ii) the Indemnifying Parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include the Selling Stockholder and the Selling Stockholder shall have been advised in writing by its counsel that representation of such indemnified party and any Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Indemnifying Party shall not have the right to assume the defense of



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such action,  suit or  proceeding on behalf of the Selling  Stockholder).  It is understood, however, that the Indemnifying Parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Selling Stockholder not having actual or potential differing interests with the remaining Selling Stockholders or among themselves, which firm shall be designated in writing by the Selling Stockholders, and that all such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Indemnifying Parties agree to indemnify and hold harmless the Selling Stockholders, to the extent provided in paragraph (a) hereof, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) The Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless the Company, and its directors and officers, and any Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to the Selling Stockholders set forth in paragraph (a) hereof, but only with respect to information relating to the Selling Stockholders furnished in writing by or on behalf of the Selling Stockholder expressly for use in the registration statement or prospectus; provided, however that the Selling Stockholder shall not be liable for any claims hereunder in an amount in excess of the net proceeds received by the Selling Stockholder from the sale of the Registrable Securities pursuant to the registration statement. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling Person based on the registration statement or prospectus, and in respect of which indemnity may be sought against a Selling Stockholder pursuant to this paragraph (c), the Selling Stockholder shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof the Selling Stockholder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Selling Stockholder), and the Company, its directors and officers, and any such controlling Person shall have the rights and duties given to the Selling Stockholders by paragraph (b) above.

                  (d) If the indemnification provided for in this Section 5 is unavailable (except if inapplicable according to its terms) to an indemnified party under paragraphs (a) or (91 hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an Indemnifying Party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Selling Stockholders, on the other hand, from their sale of Registrable Securities (it being expressly understood and agreed that the relative benefits received by the Company from the sale of the Registrable Securities shall be equal to the amount of net proceeds initially received by the Company from the sale of the Registrable Securities to the Selling Stockholders), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative



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fault of the  Company,  on the one hand,  and the Selling  Stockholders,  on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and that of the Selling Stockholders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Selling Stockholders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 5, each Selling Stockholder shall not be required to contribute any amount in excess of the amount by which the net proceeds received by him in connection with the sale of the Registrable Securities exceeds the amount of any damages which the Selling Stockholders has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) The indemnity and contribution agreements contained in this Section 5, and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Selling Stockholders or the Company, its directors or officers or any Person controlling the Company. A successor to a Selling Stockholder, or to the Company, its directors or officers or any Person controlling the Company shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this
Section 5.

                  (g) No Indemnifying Party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         6. Miscellaneous.

                  (a) Assignment. This Agreement may not be assigned by any of the parties hereto.



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                  (b) Entire Agreement.  This Agreement,  including all exhibits and other instruments or documents referred to herein or delivered pursuant hereto which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, warranties, promises, covenants or undertakings other than those expressly set forth herein or therein. Except for the Registration Rights Agreement and Escrow Agreement, this Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written agreement duly executed by the parties hereto. Any condition to a particular party's obligations hereunder may be waived in writing by such party.

                  (c) Headings. The headings contained in this Agreement have been inserted for convenience and reference purposes only and shall not affect the meaning or interpretation hereof in any manner whatsoever.

                  (d) Invalidity. If any of the terms, provisions or conditions contained in this Agreement shall be declared to be invalid or void in any judicial proceeding, this Agreement shall be honored and enforced to the extent of its validity, and those provisions not declared invalid shall remain in full force and effect.

                  (e) Remedies. In the event of a breach or threatened breach by either party of its obligations hereunder, each party acknowledges that the other party will not have an adequate remedy at law and shall be entitled to such equitable and injunctive relief as may be available to restrain the other party from any violation of such obligations. Nothing herein shall be construed as prohibiting either party from pursuing any other remedies available for such breach or threatened breach, including the recovery of damages.

                  (f) Disclosure. Any disclosure made in any exhibit hereto shall be deemed to be disclosure in all other applicable exhibits hereto.

                  (g) Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be deemed given when sent, postage paid, by Registered or Certified Mail, Return Receipt Requested, addressed to each of the parties to the addresses previously provided.

                  (h) Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Nevada.

                  (i)   Counterparts.   This   Agreement   may  be  executed  in
counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

                  (j) Exhibits. All exhibits referred to herein shall be attached hereto and shall be deemed to be a part hereof.

                  (k) Jurisdiction and Venue. Each of the parties hereto hereby consents to the jurisdiction and venue of the courts of the State of Nevada and the applicable United States District Court in the State of Nevada with respect to any matter relating to this Agreement and the performance of the parties' obligations hereunder and each of the parties hereto hereby further consents to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of either of such parties relating to such matters shall be
commenced,   pursued,  defended  and  resolved  only  in  such  courts  and  any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. The parties hereby agree that service of process may be made in any manner permitted by the rules of such courts and the laws of the State of Nevada.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                    BOULDER ACQUISITIONS, INC.


                                                    By: /s/ Tai Caihua
                                                       -------------------------
                                                       Tai Caihua, President


                                                    SELLING STOCKHOLDERS:

                                                    HALTER FINANCIAL GROUP, INC.


                                                    By: /s/ Timothy P. Halter
                                                       -------------------------
                                                       Name: Timothy P. Halter
                                                       Its:  President

                                                     /s/ Gary Evans
                                                    ----------------------------
                                                              Gary Evans

                                                     /s/ John Zhang
                                                    ----------------------------
                                                              John Zhang

                                                     /s/ Glenn A. Little
                                                    ----------------------------
                                                            Glenn A. Little


                                                    CHINAMERICA ACQUISITION, LLC


                                                    By: /s/
                                                       -------------------------
                                                       Name:
                                                       Its:

                                                    CHINAMERICA FUND, LP


                                                    By: /s/
                                                       -------------------------
                                                       Name:
                                                       Its:

                                   SCHEDULE A

                           BOULDER ACQUISITIONS, INC.

                            SELLING STOCKHOLDERS LIST


Name of Selling Stockholder                               Registrable Securities
----------------------------                              ----------------------
Halter Financial Group, Inc.                                    1,182,823
Gary Evans                                                        175,439
Glenn A. Little                                                    75,010
John Zhang                                                        167,895
Chinamerica Acquisition, LLC                                      263,158
Chinamerica Fund, LP                                              877,193
                                                          ----------------------
           Total                                                2,741,518